EIGHTH AMENDMENT TO CREDIT AGREEMENT dated as of September 30, 1997 by and among Mothers Work, Inc., a Delaware corporation, on its own behalf and as successor, by merger, to Motherhood Maternity Shops, Inc., a Delaware corporation ("MWI"), Cave Springs, Inc., a Delaware corporation ("Cave"), The Page Boy Company, Inc., a Delaware corporation ("Page Boy"), Mothers Work (R.E.), Inc., a Pennsylvania corporation ("MW-RE"), (each, a "Borrower", and collectively, jointly and severally, the "Borrowers"), and CoreStates Bank, N.A., successor to Meridian Bank ("Bank").


BACKGROUND

     The Borrowers and the Bank are parties to a Credit Agreement dated as of August 1, 1995, as first amended September 1, 1995, as second amended January 25, 1996, as third amended. May 31, 1996, as fourth amended September 30, 1996, as fifth amended January 31, 1997, as sixth amended April 16, 1997 and as seventh amended July 31, 1997 (the "Credit Agreement") pursuant to which the Bank established, in favor of the Borrowers, a credit facility in an aggregate principal amount of $31,094,684.93, subject to the terms and conditions set forth therein. Borrowers have requested the Bank to modify certain terms of the Credit Agreement, including certain of the financial covenants set forth in the Credit Agreement, which Bank is willing to do, all on the terms and conditions set forth herein. Capitalized terms used herein, and not otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.


AGREEMENTS

     The parties hereto, intending to be legally bound, hereby agree:

         1. Section 7.07 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

         "SECTION 7.07. Total Senior Funded Debt to Operating Cash Flow Ratio. Permit, at any time, the ratio of (x) Total Senior Funded Debt of MWI and its Subsidiaries on a Consolidated basis, to (y) Operating Cash Flow of MWI and its Subsidiaries on a Consolidated basis for the four most recent consecutive fiscal quarters ending on or immediately preceding such date of determination to be greater than the respective amounts set forth below for the periods indicated:

                  Period                                        Ratio
                  ------                                        -----
         During the Fiscal Quarter
         ending September 30, 1997                            5.60:1.00

         During the Fiscal Quarter
         ending December 31, 1997                             5.20:1.00


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         During the Fiscal Quarter
         ending March 31, 1998                                4.85:1.00

         During the Fiscal Quarter
         ending June 30, 1998                                 4.85:1.00

         During the Fiscal Quarter
         ending September 30, 1998                            4.60:1.00

         During the Fiscal Quarter
         ending December 31, 1998                             4.50:1.00

         During the Fiscal Quarter
         ending March 31, 1999,
         and thereafter                                       4.50:1.00

provided, however, that for purposes of these calculations, any charges incurred in any fiscal period resulting from the application of FASB 121 (Accounting for the Impairment of Long-Lived Assets, and Long-Lived Assets to be Disposed Of) shall not be included for purposes of determining Net Income for that period.

         2. Section 7.08 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

         SECTION 7.08. Ratio of Operating Cash Flow to Interest Expense, Current Portion of Long-Term Debt and Capital Expenditures. Permit, at any time, the ratio of Operating Cash Flow of MWI and its Subsidiaries on a Consolidated basis for the four most recent consecutive fiscal quarters ending on or immediately preceding such date of determination to the aggregate of (x) the Interest Expense plus (y) the Capital Expenditures incurred-during the same four most recent fiscal quarters, plus (z) the Current Portion of Long-Term Debt, calculated as of the date of such determination, to be less than the respective amounts set forth below for the periods indicated:

                  Period                                        Ratio
                  ------                                        -----
         During the Fiscal Quarter
         ending September 30, 1997                            0.80:1.00

         During the Fiscal Quarter
         ending December 31, 1997;                            0.80:1.00


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         During the Fiscal Quarter
         ending March 31, 1998                                0.95:1.00

         During the Fiscal Quarter
         ending June 30, 1998                                 1.00:1.00

         During the Fiscal Quarter
         ending September 30, 1998                            1.10:1.00

         During the Fiscal Quarter
         ending December 31, 1998                             1.20:1.00

         During the Fiscal Quarter
         ending March 31, 1999,
         and thereafter                                       1.30:1.00

provided, however, that for purposes of these calculations, any charges incurred in any fiscal period resulting from the application of FASB 121 (Accounting for the Impairment of Long-Lived Assets, and Long-Lived Assets to be Disposed Of) shall not be included for purposes of determining Net Income for that period.

         3. Section 7.09 of the Credit Agreement shall be amended by deleting the language found therein in its entirety, and by substituting therefor the following:

         "SECTION 7.09. Current Ratio. Permit the ratio of the Current Assets to the Current Liabilities to, at any time, be less than the respective amounts set forth below for the periods indicated:

                  Period                                        Ratio
                  ------                                        -----
         During the Fiscal Quarter
         ending September 30, 1997                            1.65:1.00

         During the Fiscal Quarter
         ending December 31, 1997                             1.75:1.00

         During the Fiscal Quarter
         ending March 31, 1998                                1.90:1.00

         During the Fiscal Quarter
         ending June 30, 1998                                 2.00:1.00


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         During the Fiscal Quarter
         ending September 30, 1998,
         and thereafter                                       2:25:1.00

         4. The Bank shall, promptly after the end of January, 1998, calculate the average daily amount of Revolving Credit Loans outstanding to the Borrowers during the month of January, 1998 and shall deliver such calculation to the Borrowers. If the average daily amount of Revolving Credit Loans in January, 1998 (which excludes the aggregate undrawn amounts of all outstanding Letters of Credit) exceeds the sum of $5,000,000, the Borrower shall pay to the Bank, immediately upon demand, an amount equal to, one-eighth of one percent of the amount of the Revolving Credit Commitment, which amount shall be paid in immediately available funds.

         5. As a condition to the execution and delivery of this Eighth Amendment to Credit Agreement, the Borrowers shall deliver to the Bank, in form and content satisfactory to the Bank and its counsel, the following documents, instruments or payments:

              a. A certified copy of resolutions adopted by the Board of Directors of each of the Borrowers authorizing the execution, delivery and performance of this Eighth Amendment, and all of the documents and instruments required by the Bank for the implementation of this Eighth Amendment;

              b. The favorable written opinion of Pepper Hamilton Scheetz, counsel for the Borrowers, substantially in the form of Exhibit "A" hereto, dated the date of this Eighth Amendment, addressed to the Bank and satisfactory to it;

              c. An Amendment fee in the amount of $2,500; and

              d. the inventory location report, as described in Section 6.05(k) of the Credit Agreement.

         6. The Borrowers hereby:

              a. acknowledge and agree that all of their representations, warranties and covenants contained in the Credit Agreement and/or in the Loan Documents, as amended hereby, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof, except as set forth on
Schedule 6(a) attached to this Eighth Amendment; provided, however, that with respect to the dates set forth in certain representations, such dates shall be updated as follows:

                   (i) in Section 4.05, the referenced date shall be September 30, 1996;


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                   (ii) in Section 4.07(a), the referenced date for consolidated balance sheet shall be September 30, 1996;

                   (iii) in Section 4.07(b), the referenced date shall be 1997; and

                   (iv) in Section 4.07(c), the referenced 1995 Fiscal Year and 1996 Fiscal Year shall be changed to 1996 Fiscal Year and 1997 Fiscal Year, respectively.

              b. acknowledge and agree that they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Credit Agreement or the Loan Documents or the Obligations, or the enforcement of any of the terms of the Credit Agreement or the Loan Documents, as amended hereby; and

              c. represent and warrant that no Event of Default, as defined in the Credit Agreement, exists or will exist upon the delivery of notice, passage of time or both.

         7. The Borrowers will pay all of Bank's out-of-pocket costs and expenses incurred in connection with the review, preparation, negotiation, documentation and closing of this Eighth Amendment and the consummation of the transactions contemplated herein, including, without limitation, fees, expenses and disbursements of counsel retained by Bank and all fees related to filings, recording of documents and searches, appraisal costs, whether or not the transactions contemplated hereunder are consummated.

         8. All other terms and conditions of the Credit Agreement and of the Loan Documents, not inconsistent with the terms hereof, shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.


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     IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Eighth
Amendment to Credit Agreement to be executed by their respective authorized officers as of the day and year first above written.

                                            MOTHERS WORK, INC.

                                            By: /s/ Thomas Frank
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            CAVE SPRINGS, INC.

                                            By: /s/ Thomas Frank
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            THE PAGE BOY COMPANY, INC.

                                            By: /s/ Thomas Frank
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            MOTHERS WORK (R.E.), INC.

                                            By: /s/ Thomas Frank
                                                -------------------------------
                                                Name:  Thomas Frank
                                                Title: Vice President


                                            CORESTATES BANK, N.A.

                                            By: /s/ Randal D. Southern
                                                -------------------------------
                                                Name:  Randal D. Southern
                                                Title: Vice President


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